UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: February 28, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2021

WESTERN ASSET

SMASh SERIES TF FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series TF Fund for the twelve-month reporting period ended February 28, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2021

II	Western Asset SMASh Series TF Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes. We select securities to buy and sell for the Fund primarily by seeking to identify undervalued sectors and individual securities, while also selecting securities that we believe will benefit from anticipated changes in market conditions. We seek to enhance returns and reduce risks by taking advantage of shifts in the municipal yield curvei, credit quality spreads and variations in market sectors.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, it normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The Fund typically focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) but may from time to time invest, to no specified limit, in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% investment policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among

Western Asset SMASh Series TF Fund 2021 Annual Report	1

Fund overview (cont’d)

various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, posted a modest gain over the twelve-month reporting period ended February 28, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply falling and then rising global growth, trade conflicts, inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii and the rollout of several COVID-19 vaccines, which triggered increased investor risk appetite.

Short-term U.S. Treasury yields moved sharply lower, as the Fed held the federal funds rateiv in a range between 0.00% and 0.25% for much of the reporting period. The yield for the two-year Treasury note began the period at 0.86% and ended the period at 0.14%. In contrast, long-term U.S. Treasury yields moved sharply higher. Much of this increase occurred late in the period, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 1.13% and ended the period at 1.44%. The low for the reporting period was 0.52% on August 4, 2020 and the high of 1.54% occurred on February 25, 2021.

The municipal bond market generated a modest gain and lagged its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexv and the Bloomberg Barclays U.S. Aggregate Indexvi returned 1.06% and 1.38%, respectively. Both the taxable and tax-free markets were negatively impacted by rising long-term interest rates.

Q. How did we respond to these changing market conditions?

A. There were several adjustments to the Fund during the reporting period. We increased its duration over the period. We increased the Fund’s allocations to the Health Care and Transportation sectors, whereas we pared its exposures to State and Local General Obligation bonds. From a quality perspective, we added to Fund’s exposures to BBB and below investment-grade securities, while reducing its allocation to AA-rated bonds. In terms of positioning among states, we increased our exposures to Illinois and Kentucky, while reducing our allocations to California and Texas.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

2	Western Asset SMASh Series TF Fund 2021 Annual Report

Performance review

For the twelve months ended February 28, 2021, Western Asset SMASh Series TF Fund returned 1.09%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 1.06% for the same period.

Performance Snapshot as of February 28, 2021 (unaudited)
	6 months	12 months
Western Asset SMASh Series TF Fund	2.89%	1.09%
Bloomberg Barclays Municipal Bond Index	0.86%	1.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2020, the gross total annual fund operating expense ratio for the Fund was 0.34%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Western Asset SMASh Series TF Fund 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its sector positioning. This was driven by a tactical exposure to Transportation sector, an underweight to hospitals (in Health Care sector), and an overweight to Industrial Revenue sector.

In terms of security selection, our holdings in the Power and Health Care sectors added the most value.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its security selection. In particular, holdings in the State General Obligation and Special Tax Obligation sectors were negative for results.

The Fund’s quality biases were a headwind for returns. An overweight to municipal bonds rated BBB and an opportunistic exposure to below investment-grade securities detracted from results, as lower rated issues lagged their higher rated counterparts over the twelve-month reporting period.

Yield curve positioning was negative for returns. In particular, having underweights to the two- and five-year portions of the curve were negative for returns. Finally, looking at sector positioning, an underweight to Pre-Refunded bondsvii detracted from performance.

Thank you for your investment in Western Asset SMASh Series TF Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 15, 2021

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

4	Western Asset SMASh Series TF Fund 2021 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2021 were: Transportation (18.4%), Industrial Revenue (14.2%), Special Tax Obligation (10.6%), Health Care (9.3%) and Leasing (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.
[v]	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset SMASh Series TF Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2021 and February 29, 2020 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series TF Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2020 and held for the six months ended February 28, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
2.89%	$1,000.00	$1,028.90	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

Western Asset SMASh Series TF Fund 2021 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2021.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset SMASh Series TF Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/21	1.09%
Five Years Ended 2/28/21	3.93
Inception* through 2/28/21	3.94

Cumulative total returns[1]
Without sales charges
Inception date of 12/23/15 through 2/28/21	22.17%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception date of the Fund is December 23, 2015.

Western Asset SMASh Series TF Fund 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series TF Fund vs. Bloomberg Barclays Municipal Bond Index† —December 23, 2015 - February 28, 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series TF Fund on December 23, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index (the “Index”) is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Western Asset SMASh Series TF Fund 2021 Annual Report

Schedule of investments

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 90.2%
Alabama — 3.9%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$100,000	$113,769	(a)
Jefferson County, AL, Sewer Revenue:
Senior Lien, Warrants, Series A, Refunding, AGM	5.500%	10/1/53	75,000	83,920
Subordinated Lien, Warrants, Series D, Refunding	6.000%	10/1/42	105,000	122,295
Lower Alabama Gas District, Natural Gas Revenue:
Series 2020	4.000%	12/1/21	200,000	205,442
Series 2020	4.000%	12/1/23	1,000,000	1,093,440
Series A	5.000%	9/1/46	60,000	84,468
Southeast Alabama Gas Supply District, Gas Supply Revenue, Series 2018A	4.000%	6/1/24	645,000	705,752	(b)(c)
Tuscaloosa County, AL, IDA Revenue, Hunt Refining Project, Series A, Refunding	4.500%	5/1/32	200,000	222,646	(d)
Total Alabama				2,631,732
Alaska — 0.4%
Alaska State Housing Finance Corp. Revenue, State Capital Project II, Series B	5.000%	12/1/37	75,000	92,843
Anchorage, AK, Port Revenue, Series A	5.000%	12/1/50	150,000	177,044	(a)
Total Alaska				269,887
Arizona — 4.6%
Arizona State IDA, Education Revenue:
Academies Math & Science Project, Refunding, SD Credit Program	5.000%	7/1/37	45,000	52,505
Academies Math & Science Project, Refunding, SD Credit Program	5.000%	7/1/38	500,000	588,455
Academies Math & Science Project, Series S, Refunding, SD Credit Program	5.000%	7/1/47	50,000	57,177
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	500,000	568,865	(a)(b)(c)
Maricopa County, AZ, IDA, Legacy Traditional School Projects, Series A, SD Credit Program	4.000%	7/1/34	400,000	447,448
Phoenix, AZ, IDA, Great Hearts Academies, Refunding	5.000%	7/1/36	75,000	82,878
Queen Creek, AZ, Excise Tax & State Shared Revenue, Series A	5.000%	8/1/47	585,000	708,429
Salt Verde, AZ, Financial Corp., Natural Gas Revenue, Series 2007	5.000%	12/1/32	495,000	649,460
Total Arizona				3,155,217

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	11

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
California — 9.8%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	$50,000	$58,960
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/36	50,000	58,685
Second Subordinated Lien, Series B, Refunding	5.000%	10/1/37	200,000	233,992
California State Health Facilities Financing Authority Revenue, Memorial Health Services, Series A, Refunding	5.000%	10/1/33	115,000	122,094
California State Infrastructure & Economic Development Bank Revenue, California Academy of Sciences, Refunding, (1 mo. USD LIBOR x 0.700 + 0.380%)	0.460%	8/1/21	500,000	499,985	(b)(c)
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/34	100,000	120,757	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	100,000	118,044	(a)
California State MFA Special Facility Revenue, United Airlines, Inc., Los Angeles International Airport Project	4.000%	7/15/29	75,000	84,087	(a)
California State, GO, Various Purpose, Refunding	4.000%	11/1/36	15,000	17,602
California Statewide CDA, Student Housing Revenue, University of CA, Irvine Campus Apartments, Phase IV	5.000%	5/15/33	50,000	59,060
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue, Series D	5.000%	7/1/47	50,000	59,925
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1, Refunding	5.250%	6/1/47	275,000	285,323
Long Beach, CA, Bond Finance Authority Revenue, Natural Gas Purchase, Series A	5.500%	11/15/37	50,000	71,813
Los Angeles County, CA, MTA, Sales Tax Revenue, Senior Proposition C, Series B	5.000%	7/1/32	500,000	635,765
Los Angeles, CA, Department of Airports Revenue: Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/49	400,000	478,284	(a)
Subordinated, Los Angeles International Airport, Series C	5.000%	5/15/37	95,000	114,304	(a)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series A	5.000%	7/1/48	500,000	601,375
Los Angeles, CA, Wastewater System Revenue, Green Bonds, Subordinated, Series A	5.000%	6/1/48	100,000	122,735

See Notes to Financial Statements.

12	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
M-S-R Energy Authority, CA, Natural Gas Revenue:
Series A	6.125%	11/1/29	$50,000	$62,468
Series B	6.125%	11/1/29	150,000	187,386
Northern California Energy Authority, Commodity Supply Revenue, Series A	4.000%	7/1/24	250,000	275,267	(b)(c)
Riverside County, CA, Transportation Commission Sales Tax Revenue, Series B, Refunding	5.000%	6/1/37	100,000	123,151
Riverside, CA, Electric Revenue, Series A, Refunding	5.000%	10/1/48	100,000	123,946
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/34	100,000	125,653
San Bernardino, CA, USD Revenue, COP, 2019 School Financing Project, AGM	5.000%	10/1/36	100,000	122,645
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	300,000	353,985
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A, Refunding	5.000%	1/1/33	100,000	123,600	(a)
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Capital Project, Series A	5.000%	7/15/43	50,000	60,405
Southern California Water Replenishment District, Financing Authority, Replenishment Revenue, Series 2018	5.000%	8/1/48	500,000	609,810
Stockton, CA, PFA Parking Revenue, Refunding	5.000%	3/1/35	430,000	521,052
Stockton, CA, PFA Wastewater Revenue, BAN, Series 2019	1.400%	6/1/22	100,000	100,244
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/48	100,000	121,722
Total California				6,654,124
Colorado — 1.4%
Arvada, CO, Vauxmont Metropolitan District, GO, Refunding, AGM	5.000%	12/15/24	130,000	148,863
Colorado State Educational & Cultural Facilities Authority Revenue, University of Denver Project, Series A	5.000%	3/1/43	50,000	58,369
Colorado State Health Facilities Authority Revenue:
Commonspirit Health Project, Series A-2	5.000%	8/1/44	200,000	242,242

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	13

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Improvement and Refunding Revenue, Bethesda Project, Series A	5.000%	9/15/48	$50,000	$55,104
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/47	100,000	112,221
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	100,000	106,208	(a)
Regional Transportation District, CO, Private Activity Revenue, Denver Transit Partners Eagle P3 Project, Series A, Refunding	4.000%	7/15/34	100,000	118,122
University of Colorado Enterprise Revenue:
Series B, Refunding	5.000%	6/1/37	15,000	15,891	(e)
Series B, Refunding	5.000%	6/1/37	60,000	63,640	(e)
Total Colorado				920,660
Connecticut — 1.8%
Connecticut State HEFA Revenue, Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	50,000	58,587
Connecticut State Special Tax Revenue:
Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	606,530
Transportation Infrastructure, Series A	5.000%	5/1/38	200,000	251,156
Connecticut State, GO:
Series A	4.000%	4/15/37	125,000	144,685
Series E	5.000%	10/15/34	50,000	60,146
University of Connecticut, Student Fee Revenue, Series A	5.000%	11/15/43	100,000	121,357
Total Connecticut				1,242,461
Delaware — 0.1%
Sustainable Energy Utility Inc., DE, Energy Efficiency Revenue	5.000%	9/15/34	75,000	76,961	(e)
District of Columbia — 0.1%
District of Columbia Revenue:
Ingleside Rock Creek Project, Series A	4.125%	7/1/27	10,000	10,125
KIPP DC Project, Series B, Refunding	5.000%	7/1/42	75,000	87,259
Total District of Columbia				97,384
Florida — 3.4%
Broward County, FL, Airport System Revenue:
Series 2017	5.000%	10/1/47	50,000	58,326	(a)
Series A	5.000%	10/1/45	250,000	284,745	(a)
Broward County, FL, Port Facilities Revenue, Series B	5.000%	9/1/31	200,000	249,964	(a)

See Notes to Financial Statements.

14	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Greater Orlando, FL, Aviation Authority, Airport
Facilities Revenue, Priority Subordinated, Series A	5.000%	10/1/47	$25,000	$29,263	(a)
Miami-Dade County, FL, Aviation Revenue:
Series A, Refunding	4.000%	10/1/41	250,000	288,892
Series A, Refunding	5.000%	10/1/49	300,000	358,956	(a)
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	5,000	5,449
Palm Beach County, FL, Health Facilities Authority Revenue:
ACTS Retirement-Life Communities, Series B	5.000%	11/15/42	500,000	600,440
Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series B-1	3.000%	6/1/27	250,000	255,435
Tampa, FL, Hospital Revenue, H. Lee Moffitt Cancer Center Project, Series B	5.000%	7/1/50	100,000	122,890
Volusia County, FL, EFA Revenue, Educational Facilities Embry-Riddle Aeronautical University Inc. Project, Refunding	5.000%	10/15/42	50,000	58,443
Total Florida				2,312,803
Georgia — 1.1%
Dahlonega, GA, Downtown Development Authority Revenue, North Georgia MAC LLC Project, Refunding	5.000%	7/1/39	100,000	116,766
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	5.000%	6/15/44	100,000	121,210
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate, Refunding	5.000%	6/15/33	50,000	62,627
Georgia State Municipal Electric Authority Power Revenue, Project One Subordinated, Series A	5.000%	1/1/45	100,000	123,033
Main Street Natural Gas Inc., GA, Gas Project Revenue:
Series A	5.000%	5/15/43	200,000	237,052
Series B	5.000%	3/15/21	10,000	10,017
Series C	4.000%	9/1/26	80,000	92,071	(b)(c)
Total Georgia				762,776
Idaho — 0.2%
Idaho State Health Facilities Authority Revenue, Trinity Health Credit Group, Series A	5.000%	12/1/47	100,000	118,964
Illinois — 10.9%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	100,000	116,000

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	15

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Board of Education, GO:
Dedicated, Series H	5.000%	12/1/46	$100,000	$113,899
Series A	5.000%	12/1/41	500,000	587,525
Series C, Refunding	5.000%	12/1/25	100,000	115,992
Chicago, IL, GO:
Series A	5.000%	1/1/44	125,000	141,893
Series A, Refunding	5.000%	1/1/26	250,000	288,097
Series A, Refunding	5.250%	1/1/33	30,000	32,393
Series A, Refunding	5.000%	1/1/35	185,000	198,020
Series A, Refunding	6.000%	1/1/38	5,000	5,928
Series C, Refunding	5.000%	1/1/25	30,000	33,870
Series D, Refunding	5.500%	1/1/34	10,000	11,102
Chicago, IL, O’Hare International Airport Revenue:
Series D, Refunding	5.000%	1/1/46	10,000	11,373
TrIPS Obligated Group	5.000%	7/1/48	50,000	57,966	(a)
Chicago, IL, Transit Authority Revenue, Series A, Refunding	5.000%	12/1/45	50,000	60,778
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue:
Second Lien	5.000%	12/1/51	25,000	28,679
Series 2011	5.250%	12/1/40	100,000	103,830	(e)
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series A	5.000%	1/1/47	35,000	40,714
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	30,000	37,173
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	60,000	73,911
Cook County, IL, Sales Tax Revenue, Series A, Refunding	4.000%	11/15/40	250,000	290,777
Elk Grove Village, IL, GO, Cook and DuPage Counties, Refunding	5.000%	1/1/36	35,000	42,152
Illinois State Finance Authority Revenue:
Benedictine University, Refunding	4.000%	10/1/33	100,000	104,356
Northshore University Health System, Refunding	5.000%	8/15/32	100,000	129,846
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/31	45,000	54,090
University of Illinois at Urbana, Academic Facilities Lease Revenue Bonds	5.000%	10/1/49	50,000	59,613
University of Illinois, Health Services Facility Lease Revenue Bonds	5.000%	10/1/30	250,000	323,145

See Notes to Financial Statements.

16	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State Sales Tax Revenue, Subordinated, Series D, Refunding	5.000%	6/15/23	$205,000	$222,564
Illinois State Sports Facilities Authority Revenue:
Sport Facilities Project, Series 2019, Refunding, BAM	5.000%	6/15/29	50,000	63,183
State Tax Supported, Series 2019, Refunding	5.000%	6/15/30	50,000	58,481
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	25,000	29,844
Illinois State, GO:
Series 2006	5.500%	1/1/30	175,000	218,488
Series 2016	5.000%	1/1/33	25,000	27,707
Series 2016, Refunding	5.000%	2/1/27	25,000	29,185
Series 2016, Refunding	5.000%	2/1/29	20,000	23,026
Series A	5.000%	5/1/36	250,000	285,972
Series A, Refunding	5.000%	10/1/29	150,000	177,638
Series A, Refunding	5.000%	10/1/30	350,000	412,163
Series D	5.000%	11/1/27	225,000	262,154
Kane County, IL, School District No 131 Aurora East Side, GO, Series A, AGM	4.000%	12/1/34	725,000	842,486
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue, McCormick Place Expansion Project, Series A, Refunding, State Appropriations	5.000%	12/15/45	500,000	597,190
Metropolitan Pier & Exposition Authority, IL, Revenue, McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	500,000	551,760
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	415,000	520,908
Total Illinois				7,385,871
Indiana — 1.6%
Indiana State Finance Authority Revenue, Marion General Hospital, Series A	4.000%	7/1/45	100,000	112,390
Indiana State Finance Authority Wastewater Utility Revenue, Green Bonds, CWA Authority Project, Series A	5.000%	10/1/41	100,000	118,723
Indianapolis, IN, Local Public Improvement Bond Bank:
Courthouse and Jail Project, Series A	4.000%	2/1/44	100,000	115,907

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	17

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Courthouse and Jail Project, Series A	5.000%	2/1/54	$300,000	$365,649
Indianapolis Airport Authority Project, Revenue, Series D, Refunding	5.000%	1/1/26	300,000	356,784	(a)
Total Indiana				1,069,453
Iowa — 0.0%††
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	35,000	35,697
Kansas — 0.7%
Wyandotte County, KS, USD #202 Turner, GO, Series A, AGM	4.000%	9/1/37	400,000	448,180
Kentucky — 4.1%
Ashland, KY, Medical Center Refunding Revenue Bonds:
Ashland Hospital Corporation, King’s Daughters Medical Center, Refunding	5.000%	2/1/25	625,000	700,644
Ashland Hospital Corporation, King’s Daughters Medical Center, Refunding	5.000%	2/1/26	550,000	629,431
Kentucky State Economic Development Finance Authority Revenue:
Catholic Health Initiatives, Series B, Refunding	2.700%	11/10/21	175,000	177,217	(b)(c)
Louisville Arena, Louisville Arena Authority Inc., Refunding, AGM	5.000%	12/1/45	100,000	120,745
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	300,000	343,419	(b)(c)
Series C	4.000%	6/1/25	200,000	224,150	(b)(c)
Louisville/Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc., Series A	4.000%	10/1/40	500,000	565,210
Total Kentucky				2,760,816
Louisiana — 0.5%
Louisiana State PFA, Lease Revenue, Provident Group, Flagship Properties	5.000%	7/1/42	50,000	58,165
Shreveport, LA, Water & Sewer Revenue, Series A, AGM	5.000%	12/1/41	10,000	11,976
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	100,000	102,743	(b)(c)
Marathon Oil Corp. Project, Series B-2, Refunding	2.375%	7/1/26	150,000	155,448	(b)(c)
Total Louisiana				328,332

See Notes to Financial Statements.

18	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 1.2%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series A, Refunding	5.000%	1/1/34	$250,000	$312,362
Massachusetts State DFA Revenue:
Broad Institute Inc., Refunding	5.000%	4/1/36	85,000	103,062
UMass Boston Student Housing Project	5.000%	10/1/28	10,000	10,854
Wellforce Issue, Series A, Refunding	5.000%	7/1/39	50,000	60,129
Worcester Polytechnic Institute, Series B, Refunding	5.000%	9/1/42	75,000	89,366
Massachusetts State Port Authority Revenue, Series A, Refunding	5.000%	7/1/36	160,000	198,893	(a)
Massachusetts State Water Resources Authority Revenue, Series B, Refunding	5.000%	8/1/40	50,000	59,732
Total Massachusetts				834,398
Michigan — 3.2%
Detroit, MI, Downtown Development Authority Revenue, Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	100,000	112,758
Great Lakes Water Authority, MI, Water Supply System Revenue:
Senior Lien, Series A	5.000%	7/1/45	750,000	917,565
Senior Lien, Series A	5.000%	7/1/49	650,000	793,968
Michigan State Finance Authority Revenue:
Henry Ford Health System, Series A	4.000%	11/15/50	100,000	111,818
Tobacco Settlement Asset Backed Senior Bonds, Series A, Refunding	4.000%	6/1/49	50,000	55,992
Tobacco Settlement Asset Backed Senior Bonds, Series B-1, Refunding	5.000%	6/1/49	50,000	59,787
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	100,000	119,333	(a)
Total Michigan				2,171,221
Missouri — 0.1%
Missouri State HEFA Revenue, Lutheran Senior Service Projects, Series A	5.000%	2/1/42	50,000	55,366
Nebraska — 0.7%
Douglas County, NE, Hospital Authority No. 2 Revenue, Children’s Hospital Obligated Group, Series A, Refunding	4.000%	11/15/36	425,000	493,995
Nevada — 0.4%
Sparks, NV, Tourism Improvement, Senior Sales Tax Anticipation Revenue, Series A, Refunding	2.750%	6/15/28	250,000	254,450	(d)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	19

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 6.9%
New Brunswick, NJ, Guaranteed Parking Revenue, Series 2017, AGM	5.000%	9/1/21	$220,000	$224,888
New Jersey State EDA Revenue:
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	85,000	94,435	(a)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	150,000	166,157	(a)
School Facilities Construction, Series BBB, Refunding	5.500%	6/15/31	100,000	119,424
School Facilities Construction, Series DDD	5.000%	6/15/33	50,000	58,513
School Facilities Construction, Series I, Refunding, State Appropriations, (SIFMA Municipal Swap Index Yield + 1.600%)	1.630%	3/1/28	325,000	325,543	(c)
School Facilities Construction, Series QQQ	5.000%	6/15/31	500,000	631,255
Transit Transportation Project, Series A	5.000%	11/1/32	150,000	183,796
New Jersey State EDA, Lease Revenue, Health Department and Taxation Division Office Project, Series A	5.000%	6/15/33	105,000	124,201
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	100,000	113,264	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	50,000	59,676
New Jersey State Transportation Trust Fund Authority Revenue:
Highway Reimbursement, Refunding	5.000%	6/15/31	60,000	69,706
Transportation Program, Series AA	5.250%	6/15/43	100,000	118,613
Transportation Program, Series AA	4.000%	6/15/45	500,000	544,720
Transportation Program, Series AA	5.000%	6/15/45	100,000	110,969
Transportation Program, Series BB	4.000%	6/15/36	500,000	555,330
Transportation System, Series A, Refunding	5.000%	12/15/25	100,000	118,127
Transportation System, Series A, Refunding	5.000%	12/15/28	150,000	186,444
New Jersey State Turnpike Authority Revenue:
Series A, Refunding	5.000%	1/1/35	100,000	118,876
Series G, Refunding	5.000%	1/1/35	60,000	73,078
New Jersey State, GO, COVID-19 Emergency, Series A	5.000%	6/1/29	500,000	633,695
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	30,000	35,699
Total New Jersey				4,666,409

See Notes to Financial Statements.

20	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.0%††
Farmington, NM, PCR, Public Service Co. Project, Refunding	2.125%	6/1/22	$35,000	$35,755	(b)(c)
New York — 11.4%
Hempstead Town, NY, Local Development Corp. Revenue, Hofstra University Project, Refunding	5.000%	7/1/42	100,000	119,449
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	140,000	166,565
Long Island, NY, Power Authority Electric System Revenue, Series B, Refunding	1.650%	9/1/24	250,000	258,655	(b)(c)
Monroe County, NY, Industrial Development Corp. Revenue, Series A	5.000%	7/1/36	105,000	106,697	(e)
MTA, NY, Transportation Revenue:
Green Bonds, Series A-2	5.000%	11/15/24	50,000	57,134
Green Bonds, Series D-1	5.000%	11/15/43	100,000	120,329
Green Bonds, Series D-3	4.000%	11/15/49	100,000	109,330
Green Bonds, Series E	5.000%	11/15/33	250,000	313,153
Series A-2	5.000%	5/15/30	300,000	370,611	(b)(c)
Series F, Refunding	5.000%	11/15/27	500,000	580,460
New York City, NY, Industrial Development Agency Revenue, Yankee Stadium Project, Refunding	4.000%	3/1/45	100,000	112,275
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Subordinated, Series BB-1	5.000%	6/15/46	30,000	35,646
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	100,000	120,013
New York City, NY, TFA Revenue, Future Tax Secured, Subordinate, Series C-1	4.000%	5/1/40	700,000	802,662
New York State Dormitory Authority Revenue:
New York University, Series A, Refunding	5.000%	7/1/43	50,000	60,353
Series B, Refunding	5.000%	2/15/43	100,000	120,691
New York State Dormitory Authority, Sales Tax Revenue:
Bidding Group 3, Series E, Refunding	5.000%	3/15/38	100,000	122,895
Bidding Group 4, Series E, Refunding	5.000%	3/15/44	100,000	121,076
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center Project, Class 1, Refunding	5.000%	11/15/44	100,000	108,785	(d)
New York State Thruway Authority General Revenue:
Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/46	50,000	58,149

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	21

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Junior Indebtedness Obligations, Subordinated, Series B, Refunding	4.000%	1/1/50	$200,000	$224,300
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	35,000	41,980	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	45,000	53,521	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	4.375%	10/1/45	250,000	286,500	(a)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	50,000	56,563	(a)
Terminal 4 John F. Kennedy International Airport Project, Series A	4.000%	12/1/40	300,000	333,717	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	25,000	27,998	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.250%	1/1/50	750,000	840,750	(a)
Port Authority of New York & New Jersey Revenue:
Consolidated Series 185	5.000%	9/1/25	10,000	11,423	(a)
Consolidated Series 221	4.000%	7/15/50	500,000	555,905	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue:
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/49	500,000	627,240
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/54	325,000	405,249
Troy, NY, Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A, Refunding	5.000%	9/1/28	325,000	403,968
Total New York				7,734,042
North Carolina — 0.2%
Charlotte, NC, Lease Revenue, COP, Convention Facility Project, Series A, Refunding	4.000%	6/1/49	70,000	80,011
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue, Series A, Refunding	5.000%	7/1/42	5,000	5,654
North Carolina State Turnpike Authority, Triangle Expressway System Revenue, Senior Lien, Refunding	5.000%	1/1/30	50,000	59,394
Total North Carolina				145,059

See Notes to Financial Statements.

22	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 4.0%
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	4.000%	6/1/48	$100,000	$111,787
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	250,000	281,498
Ohio State Air Quality Development Authority Revenue:
American Electric Company Project, Series B, Refunding	2.500%	10/1/29	100,000	107,589	(a)(b)(c)
American Electric Company Project, Series D, Refunding	2.100%	10/1/24	250,000	259,973	(a)(b)(c)
Ohio State Higher Educational Facility Commission College & University Revenue:
University of Dayton 2018 Project, Series B, Refunding	5.000%	12/1/34	500,000	616,900
Xavier University 2020 Project	5.000%	5/1/33	495,000	626,833
Warrensville Heights, OH, School District:
GO, Refunding	5.000%	12/1/44	425,000	495,388	(e)
GO, Refunding	5.000%	12/1/44	175,000	197,283
Total Ohio				2,697,251
Oklahoma — 0.7%
Oklahoma State Development Finance Authority Revenue, Gilcrease Expressway West Project, Series A	1.625%	7/6/23	500,000	500,930	(a)
Oregon — 0.4%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Project, Series A	2.400%	5/2/22	125,000	125,411	(a)(b)(c)
Port of Portland, OR, Airport Revenue, Portland International Airport, Series 26C, Refunding	5.000%	7/1/26	150,000	180,932	(a)
Total Oregon				306,343
Pennsylvania — 2.7%
Allegheny County, PA, HDA Revenue, University Pittsburgh Medical Center, Series A, Refunding	4.000%	7/15/38	150,000	170,315
Berks County, PA, IDA, Healthcare Facilities Revenue, Highlands at Wyomissing, Refunding	5.000%	5/15/32	50,000	57,543
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/30	50,000	62,059
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	100,000	105,035	(a)(b)(c)
Pennsylvania State Turnpike Commission Revenue:
Series A	5.000%	12/1/44	175,000	215,246

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	23

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Series A-1	5.000%	12/1/47	$25,000	$30,091
Subordinated, Series B	5.000%	12/1/48	100,000	119,021
Subordinated, Series B	5.000%	12/1/50	250,000	310,202
Philadelphia, PA, Authority for IDR, City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	250,000	306,537
Philadelphia, PA, Authority for IDR, Lease Revenue, Refunding	5.000%	10/1/30	100,000	126,129
Philadelphia, PA, GO, Series B	5.000%	2/1/35	150,000	188,527
Philadelphia, PA, IDA, Charter School Revenue, Philadelphia Performing Arts: A String Theory Charter School Project	5.000%	6/15/50	100,000	113,641
State Public School Building Authority, PA, Lease Revenue, Philadelphia SD Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	20,000	24,213
Total Pennsylvania				1,828,559
Puerto Rico — 3.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	425,000	447,402
Puerto Rico Commonwealth Public Improvement Bonds, GO, Series A, Refunding	5.000%	7/1/41	240,000	187,500	*(f)
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/29	15,000	13,538	*(f)
Series A	5.000%	7/1/42	170,000	153,425	*(f)
Series A	5.050%	7/1/42	70,000	63,175	*(f)
Series XX	5.250%	7/1/40	360,000	325,800	*(f)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	60,000	52,817
CAB, Restructured, Series A-1	0.000%	7/1/46	160,000	49,190
CAB, Restructured, Series A-1	0.000%	7/1/51	850,000	187,144
Restructured, Series A-1	4.550%	7/1/40	10,000	10,901
Restructured, Series A-1	4.750%	7/1/53	250,000	272,857
Restructured, Series A-1	5.000%	7/1/58	300,000	332,262
Restructured, Series A-2	4.329%	7/1/40	130,000	139,835
Restructured, Series A-2A	4.550%	7/1/40	10,000	10,901
Total Puerto Rico				2,246,747
South Dakota — 0.0%††
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	25,000	29,412

See Notes to Financial Statements.

24	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 1.2%
Knox County, TN, Health, Educational & Housing Facility Board Revenue, University Health System Inc., Series A	5.000%	9/1/30	$100,000	$120,261
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Series B, Refunding	5.000%	7/1/46	50,000	59,635
Tennessee State Energy Acquisition Corp., Natural Gas Revenue:
Series 2018	4.000%	11/1/25	100,000	113,515	(b)(c)
Series A	5.250%	9/1/26	425,000	516,405
Total Tennessee				809,816
Texas — 5.2%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, Series A, Refunding, PSF—GTD	5.000%	12/1/37	20,000	24,208
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	100,000	112,441
Austin, TX, Airport System Revenue, Series 2019B	5.000%	11/15/44	250,000	302,405	(a)
Central Texas Regional Mobility Authority Revenue, Senior Lien, Series E	4.000%	1/1/50	250,000	283,345
Flatonia, TX, ISD, GO, School Building, Series 2019, PSF—GTD	5.000%	2/15/49	500,000	579,050
Forney, TX, ISD, GO, School Building, Series 2019, PSF—GTD	5.000%	2/15/49	100,000	117,631
Grand Parkway Transportation Corp., TX, System Toll Revenue, First Tier Toll Revenue, Series C, Refunding	4.000%	10/1/40	500,000	582,425
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Teco Project, Refunding	5.000%	11/15/33	200,000	242,192
Houston, TX, Airport System Revenue, Special Facilities, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	100,000	115,450	(a)
Katy, TX, ISD, GO, Series C, Refunding, PSF—GTD	0.352%	8/16/21	250,000	250,002	(b)(c)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue, Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Series A1	5.000%	7/1/31	15,000	15,502
Southwest Texas, Higher Education Authority Inc. Revenue, Southern Methodist University Project, Refunding	5.000%	10/1/41	50,000	59,987

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	25

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/37	$50,000	$58,573
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/46	50,000	57,585
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	155,000	182,017
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, Refunding	5.000%	12/15/30	250,000	323,177
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series L	4.000%	12/31/38	75,000	85,619
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	5,000	5,647	(a)
West Harris County, TX, Regional Water Authority Revenue, Series 2019	4.000%	12/15/49	100,000	114,825
Total Texas				3,512,081
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	155,000	155,361
Matching Fund Loan, Subordinated Lien, Series B	5.250%	10/1/29	175,000	172,004
Total U.S. Virgin Islands				327,365
Utah — 1.2%
Salt Lake City, UT, Airport Revenue, Salt Lake City International Airport, Series A	5.000%	7/1/43	250,000	295,237	(a)
Utah Infrastructure Agency, Telecommunication Revenue, Series A	5.250%	10/15/33	200,000	240,576
Utah State Charter School Finance Authority, Charter School Revenue:
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	5,000	5,734
Utah Charter Academies Project, Series 2018, UT CSCE	5.000%	10/15/38	220,000	255,427
Total Utah				796,974
Virginia — 1.0%
Arlington County, VA, IDA Revenue:
Refunding	5.000%	2/15/43	50,000	60,142
Virginia Hospital Center, Refunding	5.000%	7/1/36	200,000	255,546

See Notes to Financial Statements.

26	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia State Port Authority, Port Facilities Revenue, Series B, Refunding	5.000%	7/1/41	$10,000	$11,716	(a)
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	250,000	284,337
National Senior Campuses, Inc., Series A, Refunding	5.000%	1/1/34	85,000	103,320
Total Virginia				715,061
Washington — 0.6%
Port of Seattle, WA, Intermediate Lien Revenue, Series 2019	5.000%	4/1/34	250,000	305,490	(a)
Washington State Health Care Facilities Authority Revenue, Seattle Cancer Care Alliance, Refunding	5.000%	9/1/55	100,000	123,085
Total Washington				428,575
West Virginia — 0.2%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	100,000	124,381	(b)(c)
Wisconsin — 0.5%
Public Finance Authority, WI, Limited Obligation Pilot Revenue, American Dream @ Meadowlands Project, Series 2017	5.000%	12/1/27	150,000	153,961	(d)
Public Finance Authority, WI, Revenue, Carmelite System Inc., Obligated Group, Series 2020	5.000%	1/1/40	50,000	58,821
Public Finance Authority, WI, Student Housing Revenue, CHF Wilmington LLC, University of North Carolina at Wilmington Project, AGM	5.000%	7/1/53	100,000	115,987
Total Wisconsin				328,769
Total Investments before Short-Term Investments (Cost — $58,154,764)				61,314,277
Short-Term Investments — 8.8%
Municipal Bonds — 8.7%
Maryland — 1.0%
Maryland State HEFA Revenue, University of Maryland Medical System, Series D, LOC—TD Bank N.A.	0.010%	7/1/41	700,000	700,000	(g)(h)
Massachusetts — 0.3%
Massachusetts State IFA Revenue, Nova Realty Trust, Refunding, LOC—TD Bank N.A.	0.030%	12/1/24	200,000	200,000	( g)(h)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	27

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Mississippi — 0.9%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR:
Chevron USA Inc. Project, Series A	0.010%	11/1/35	$100,000	$100,000	(g)(h)
Chevron USA Inc. Project, Series E	0.010%	12/1/30	500,000	500,000	(g)(h)
Total Mississippi				600,000
New York — 4.9%
New York City, NY, GO, Subseries G-6, LOC - Mizuho Bank Ltd.	0.010%	4/1/42	2,275,000	2,275,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2008, Series BB-5, Refunding, SPA—Bank of America N.A.	0.010%	6/15/33	550,000	550,000	(g)(h)
New York City, NY, TFA Revenue Future Tax Secured, Subseries D-3, SPA—Mizuho Bank Ltd.	0.020%	2/1/44	500,000	500,000	(g)(h)
Total New York				3,325,000
Oregon — 0.1%
Oregon State Facilities Authority Revenue, Peacehealth, Series B, Refunding, LOC—TD Bank N.A.	0.010%	8/1/34	100,000	100,000	(g)(h)
Pennsylvania — 0.6%
Lancaster County, PA, Hospital Authority Revenue, Series D, Refunding, LOC—JPMorgan Chase & Co.	0.020%	7/1/34	400,000	400,000	(g)(h)
Texas — 0.9%
Harris County, TX, Education Facilities Finance Corp. Revenue, Houston Methodist, Series B, Refunding	0.010%	12/1/59	600,000	600,000	(g)(h)
Total Municipal Bonds (Cost — $5,925,000)				5,925,000

			Shares
Overnight Deposits — 0.1%
BNY Mellon Cash Reserve Fund (Cost — $79,011)	0.010%		79,011	79,011
Total Short-Term Investments (Cost — $6,004,011)				6,004,011
Total Investments — 99.0% (Cost — $64,158,775)				67,318,288
Other Assets in Excess of Liabilities — 1.0%				683,553
Total Net Assets — 100.0%				$68,001,841

See Notes to Financial Statements.

28	Western Asset SMASh Series TF Fund 2021 Annual Report

Western Asset SMASh Series TF Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	The coupon payment on this security is currently in default as of February 28, 2021.

(g)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	29

Schedule of investments (cont’d)

February 28, 2021

Western Asset SMASh Series TF Fund

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

BAN	— Bond Anticipation Notes

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

CWA	— Clean Water Act

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

GO	— General Obligation

GTD	— Guaranteed

HDA	— Housing Development Authority

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

IFA	— Industrial Finance Agency

ISD	— Independent School District

LIBOR	— London Interbank Offered Rate

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

PSF	— Permanent School Fund

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

See Notes to Financial Statements.

30	Western Asset SMASh Series TF Fund 2021 Annual Report

Statement of assets and liabilities

February 28, 2021

Assets:
Investments, at value (Cost — $64,158,775)	$67,318,288
Interest receivable	590,799
Receivable for Fund shares sold	387,771
Deposits with brokers for futures contracts	126,005
Receivable from investment manager	10,847
Prepaid expenses	11,082
Total Assets	68,444,792

Liabilities:
Payable for securities purchased	384,755
Payable to broker — net variation margin on futures contracts	31,807
Trustees’ fees payable	126
Accrued expenses	26,263
Total Liabilities	442,951
Total Net Assets	$68,001,841

Net Assets:
Par value (Note 5)	$64
Paid-in capital in excess of par value	65,504,840
Total distributable earnings (loss)	2,496,937
Total Net Assets	$68,001,841

Shares Outstanding	6,361,443

Net Asset Value	$10.69

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	31

Statement of operations

For the Year Ended February 28, 2021

Investment Income:
Interest	$1,615,251

Expenses:
Fund accounting fees	68,867
Registration fees	32,700
Audit and tax fees	30,146
Legal fees	6,052
Shareholder reports	3,626
Custody fees	2,951
Trustees’ fees	1,395
Insurance	1,350
Commitment fees (Note 6)	861
Transfer agent fees	399
Interest expense	68
Miscellaneous expenses	2,141
Total Expenses	150,556
Less: Fee waivers and/or expense reimbursements (Note 2)	(150,556)
Net Expenses	—
Net Investment Income	1,615,251

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(92,888)
Futures contracts	(151,816)
Net Realized Loss	(244,704)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(601,200)
Futures contracts	79,840
Change in Net Unrealized Appreciation (Depreciation)	(521,360)
Net Loss on Investments and Futures Contracts	(766,064)
Increase in Net Assets From Operations	$849,187

See Notes to Financial Statements.

32	Western Asset SMASh Series TF Fund 2021 Annual Report

Statements of changes in net assets

For the Year Ended February 28, 2021 and the Year Ended February 29, 2020	2021	2020

Operations:
Net investment income	$1,615,251	$1,173,222
Net realized loss	(244,704)	(391,816)
Change in net unrealized appreciation (depreciation)	(521,360)	3,563,975
Increase in Net Assets From Operations	849,187	4,345,381

Distributions to Shareholders From (Note 1):
Total distributable earnings	(1,621,097)	(1,144,439)
Decrease in Net Assets From Distributions to Shareholders	(1,621,097)	(1,144,439)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	31,900,100	28,325,520
Cost of shares repurchased	(21,792,737)	(5,839,552)
Increase in Net Assets From Fund Share Transactions	10,107,363	22,485,968
Increase in Net Assets	9,335,453	25,686,910

Net Assets:
Beginning of year	58,666,388	32,979,478
End of year	$68,001,841	$58,666,388

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2021 Annual Report	33

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2021[1]	2020[1,2]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of year	$10.86	$10.09	$10.00	$9.84	$10.05

Income (loss) from operations:
Net investment income	0.28	0.28	0.28	0.24	0.28
Net realized and unrealized gain (loss)	(0.17)	0.77	0.07	0.15 [3]	(0.20)
Total income from operations	0.11	1.05	0.35	0.39	0.08

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.26)	(0.23)	(0.28)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.28)	(0.28)	(0.26)	(0.23)	(0.29)

Net asset value, end of year	$10.69	$10.86	$10.09	$10.00	$9.84
Total return[4]	1.09%	10.53%	3.53%	3.99%	0.83%

Net assets, end of year (000s)	$68,002	$58,666	$32,979	$23,937	$2,264

Ratios to average net assets:
Gross expenses[5]	0.25%	0.34%	0.56%	0.91%	7.57%
Net expenses[6,7]	0.00	0.00	0.00	0.00	0.00
Net investment income	2.66	2.72	2.76	2.44	2.79

Portfolio turnover rate	35%	9%	22%	16%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset SMASh Series TF Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series TF Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Western Asset SMASh Series TF Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

36	Western Asset SMASh Series TF Fund 2021 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$61,314,277	—	$61,314,277
Short-Term Investments†:
Municipal Bonds	—	5,925,000	—	5,925,000
Overnight Deposits	—	79,011	—	79,011
Total Short-Term Investments	—	6,004,011	—	6,004,011
Total Investments	—	$67,318,288	—	$67,318,288

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset SMASh Series TF Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

38	Western Asset SMASh Series TF Fund 2021 Annual Report

collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2021, the Fund did not have any open (“OTC”) derivative transactions with credit related contingent features in a net liability position.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

Western Asset SMASh Series TF Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA and the subadviser do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadviser will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended February 28, 2021, fees waived and/or expenses reimbursed amounted to $150,556.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the

40	Western Asset SMASh Series TF Fund 2021 Annual Report

current market price. For the year ended February 28, 2021, such purchase and sale transactions (excluding accrued interest) were $23,320,000 and $27,175,000, respectively.

3. Investments

During the year ended February 28, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,512,639
Sales	20,088,751

At February 28, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$64,148,460	$3,306,819	$(136,991)	$3,169,828

4. Derivative instruments and hedging activities

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(151,816)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$79,840

During the year ended February 28, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$2,272,361

†	At February 28, 2021, there were no open positions held in this derivative.

Western Asset SMASh Series TF Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

5. Shares of beneficial interest

At February 28, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2021	Year Ended February 29, 2020
Shares sold	3,055,100	2,687,752
Shares repurchased	(2,095,843)	(554,643)
Net increase	959,257	2,133,109

6. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended February 28, 2021.

42	Western Asset SMASh Series TF Fund 2021 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28 and February 29, respectively, was as follows:

	2021	2020
Distributions paid from:
Tax-exempt income	$1,621,097	$1,144,126
Ordinary income	—	313
Total distributions paid	$1,621,097	$1,144,439

As of February 28, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$82,290
Deferred capital losses*	(755,181)
Unrealized appreciation (depreciation)(a)	3,169,828
Total distributable earnings (loss) — net	$2,496,937

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset SMASh Series TF Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

44	Western Asset SMASh Series TF Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series TF Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series TF Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the four years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 20, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series TF Fund 2021 Annual Report	45

Statement regarding liquidity risk management program

(unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

46	Western Asset SMASh Series TF Fund 2021 Annual Report

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset SMASh Series TF Fund 2021 Annual Report	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series TF Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

48	Western Asset SMASh Series TF Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset SMASh Series TF Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

50	Western Asset SMASh Series TF Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)
Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None
Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series TF Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

52	Western Asset SMASh Series TF Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset SMASh Series TF Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Western Asset SMASh Series TF Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended February 28, 2021 qualify as tax-exempt interest dividends for Federal income tax purposes.

Western Asset SMASh Series TF Fund	55

Western Asset

SMASh Series TF Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset SMASh Series TF Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series TF Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series TF Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/smashfunds

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/smashfunds

© 2021 Legg Mason Investor Services, LLC

WASX257523 4/21 SR21-4129

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 29, 2020 and February 28, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,417 in February 29, 2020 and $199,262 in February 28, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 29, 2020 and $0 in February 28, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 29, 2020 and $0 in February 28, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 29, 2020 and $0 in February 28, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 29, 2020 and February 28, 2021; Tax Fees were 100% and 100% for February 29, 2020 and February 28, 2021; and Other Fees were 100% and 100% for February 29, 2020 and February 28, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $582,301 in February 29, 2020 and $773,011 in February 28, 2021.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial

Date: April 26, 2021